UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On May 19, 2015, executives of Computer Sciences Corporation (“CSC”) presented to financial analysts and investors the information described in the presentation materials entitled “CSC Separating into Two Industry Leading Public Companies” attached to this report as Exhibit 99.2, which is incorporated by reference in this report. A webcast of CSC’s presentation of those slides is available on CSC’s investor relations website http://www.csc.com/investor_relations.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01      Other Events

On May 19, 2015, CSC announced that its Board of Directors has unanimously approved a plan to separate into two publicly traded companies: one to serve commercial and government clients globally and one to serve public sector clients in the U.S. Concurrent with the separation, CSC intends to pay a special cash dividend to shareholders of $10.50 per share at closing, which is expected by October 2015. The transaction is subject to certain conditions, including, among others, obtaining final approval from CSC’s Board of Directors, receipt of a favorable opinion with respect to the tax-free nature of the transaction and the effectiveness of a Form 10 filing with the Securities and Exchange Commission. CSC issued a press release describing the plan entitled “CSC Announces Plan to Separate into Two Independent, Publicly Traded Companies.” The text of this press release is furnished herewith as Exhibit 99.1.

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent CSC’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside CSC’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in CSC’s Form 10-K for the fiscal year ended March 28, 2014 and any updating information in subsequent SEC filings.   CSC disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01      Financial Statements and Exhibits

(d) The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release, dated May 19, 2015, entitled “CSC Announces Plan to Separate into Two Independent, Publicly Traded Companies” (furnished herewith)
99.2	Presentation materials, dated May 19, 2015, entitled “CSC Separating Into Two Industry Leading Public Companies” (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

COMPUTER SCIENCES CORPORATION

Dated:	May 19, 2015	By:	/s/ Paul N. Saleh
Paul N. Saleh
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated May 19, 2015, entitled “CSC Announces Plan to Separate into Two Independent, Publicly Traded Companies” (furnished herewith)
99.2	Presentation materials, dated May 19, 2015, entitled “CSC Separating Into Two Industry Leading Public Companies” (furnished herewith)